UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3940

DREYFUS PREMIER NEW LEADERS FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
15	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Premier
New Leaders Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier New Leaders Fund, Inc. covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

Although the U.S. economy increasingly showed signs of sustainable growth during the first half of 2004, most major stock-market indices generally ended the reporting period only slightly higher than where they began.The positive effects of rising corporate earnings were largely offset by uncertainty related to the situation in Iraq, renewed inflationary pressures and potentially higher interest rates. In fact, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today's changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

July 15, 2004

DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Premier New Leaders Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2004, the fund produced total returns of 6.04% for Class A shares, 5.64% for Class B shares, 5.65% for Class C shares, 6.22% for Class R shares and 5.89% for Class T shares.1 This compares with a total return of 6.67% for the fund's benchmark, the Russell Midcap Index, during the same period.2

We attribute these results to a generally positive environment for small- to midsize stocks during the reporting period. Despite ongoing geopolitical uncertainties and concerns regarding the impact of rising interest rates, continuing economic growth and stimulative federal fiscal policies set the stage for stocks to move higher even following the robust gains of 2003. The fund participated in this move to a significant degree, falling slightly short of the benchmark primarily due to disappointing results from a small number of individual holdings in the technology and financial sectors.

What is the fund's investment approach?

The fund invests primarily in a diversified group of small and midsize companies, focusing on new leaders in their industries that offer products or services we believe enhance prospects for growth of future earnings or revenues.We consider factors that we believe are likely to affect a stock's performance, such as changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a variety of financial measurements) and stocks that exhibit both growth and value characteristics. We further

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

diversify among the market's various industries and sectors, supervising a team of sector managers who each make buy-and-sell recommendations within their respective areas of expertise.

What other factors influenced the fund's performance?

The fund produced gains in several market sectors during the first half of 2004, most notably the health care, utilities, and autos and transportations industry groups. Biotechnology developer Elan stood out in health care, producing triple-digit gains after a favorable FDA review of a new drug the company had under development. Other health care holdings, such as medical equipment maker C. R. Bard, provided solid returns as well. Similarly within the utilities sector, relative outperformance was primarily driven by a single stock, that of electric power producer TXU Corp., which rose by over 70% largely on the news that Public Utility Commission of Texas investigations found no wrongdoing by TXU.

Gains in the autos and transports sector were more broadly based.We generally avoided stocks that we believed had greater exposure to rising oil prices and declining consumer spending, such as auto makers and legacy airlines. However, one such company in which the fund did invest, discount airline JetBlue Airways, has been able to expand and generate profits because of the lack of legacy issues. Other holdings in the sector focused on companies that we correctly believed were positioned to profit from rising levels of industrial activity. Top performers in this area included Expeditors International of Washington, a logistics services company that helps businesses more efficiently move and track shipments; and Norfolk Southern, a railroad transportation company that specializes in shipments of raw and finished materials.Finally,in the energy sector,the fund benefited from a favorable environment powered by strong commodity demand with constrained supplies. Investments in the energy area included refinery operators, such as Valero Energy; and independent exploration and production companies, such as XTO Energy.

On the other hand, some market sectors detracted from the fund's relative performance during the first half of 2004.The fund's technology investments generally lost ground due to seasonal weakness and concerns regarding future growth prospects and rising inventories. Weak performers included global information technology provider Infosys Technologies Ltd., enterprise software developer Siebel Systems, semiconductor maker PMC-Sierra and flash memory producer SanDisk. In addition, returns in the financial sector proved flat, primarily due to disappointing company-specific developments among a few key holdings, such as New York Community Bancorp, Synovus Financial and Sovereign Bancorp.

What is the fund's current strategy?

With consumer spending showing signs of weakness, interest rates rising and energy costs relatively high, we recently have de-emphasized the fund's investments in consumer discretionary stocks, interest-rate-sensitive financials and utilities. On the other hand, we have found a number of attractive investments among energy-related issues and health care stocks.The fund also holds a slightly overweighted position in the technology area, though we have reduced that exposure in light of developments in the technology sector during the second quarter of 2004.We are pleased to see recent evidence of a shift in market sentiment toward companies with solid balance sheets and management teams, a trend that we believe favors the fund's quality-oriented investment style.

July 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

2	SOURCE: LIPPER INC. _ Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance.

The Fund 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)
Common Stocks—94.1%	Shares	Value ($)

Autos & Transports—4.4%
Expeditors International of Washington	260,500	12,871,305
JetBlue Airways	400,000 [a]	11,752,000
Norfolk Southern	425,000	11,271,000
		35,894,305
Consumer—19.6%
ARAMARK, Cl. B	335,000	9,634,600
Chico's FAS	225,000 [a]	10,161,000
Coach	325,000 [a]	14,686,750
Constellation Brands, Cl. A	325,000 [a]	12,067,250
Dean Foods	275,000 [a]	10,260,250
Hilton Hotels	560,000	10,449,600
Manpower	212,500	10,788,625
Michaels Stores	200,000	11,000,000
Moody's	120,000	7,759,200
Newell Rubbermaid	325,000	7,637,500
PepsiAmericas	505,000 [b]	10,726,200
Royal Caribbean Cruises	290,000	12,588,900
Safeway	325,000 [a]	8,235,500
Smithfield Foods	375,000 [a]	11,025,000
Starwood Hotels & Resorts Worldwide	275,000	12,333,750
		159,354,125
Energy—6.5%
ENSCO International	375,000	10,912,500
Murphy Oil	150,000	11,055,000
Noble	300,000 [a]	11,367,000
Patterson-UTI Energy	280,000 [a]	9,354,800
XTO Energy	350,000	10,426,500
		53,115,800
Financial Services—18.5%
Axis Capital Holdings	310,000	8,680,000
CIT Group	225,000	8,615,250
Commerce Bancorp	145,000 [b]	7,976,450
Commerce Bancshares	210,000	9,648,450
Fidelity National Financial	260,000	9,708,400
Hibernia, Cl. A	275,000	6,682,500
iStar Financial	245,000	9,800,000

Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
Janus Capital Group	575,000	9,481,750
Marshall & Ilsley	235,000	9,186,150
New York Community Bancorp	1	20
North Fork Bancorporation	255,000	9,702,750
Providian Financial	675,000 [a]	9,902,250
RenaissanceRe Holdings	195,000	10,520,250
Sovereign Bancorp	465,000	10,276,500
St. Paul Travelers Cos.	235,000	9,526,900
UnionBanCal	175,000	9,870,000
Willis Group Holdings	300,000	11,235,000
		150,812,620
Health Care—13.2%
Allergan	87,500	7,833,000
Bard (C.R.)	203,000	11,499,950
Community Health Systems	335,000 [a]	8,967,950
Covance	275,000 [a]	10,609,500
Elan, ADR	650,000 [a,b]	16,081,000
HEALTHSOUTH	885,000 [a]	5,310,000
IVAX	380,000 [a]	9,116,200
Invitrogen	100,000 [a]	7,199,000
Omnicare	260,000	11,130,600
Sepracor	205,000 [a]	10,844,500
Teva Pharmaceutical Industries, ADR	123,500	8,310,315
		106,902,015
Materials & Processing—7.9%
Alumina, ADR	700,000	10,465,000
Ball	160,000	11,528,000
Bowater	215,000	8,941,850
International Flavors & Fragrances	305,000	11,407,000
Placer Dome	750,000	12,480,000
Sasol	600,000	9,383,238
		64,205,088
Producer Durables—6.2%
Cooper Industries, Cl. A	175,000	10,396,750
Danaher	200,000	10,370,000
Embraer Aircraft, ADR	325,000	9,291,750

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares	Value ($)

Producer Durables (continued)
Goodrich	375,000	12,123,750
Rockwell Collins	255,000	8,496,600
		50,678,850
Technology—13.4%
Apple Computer	320,000 [a]	10,412,800
Ask Jeeves	275,000 [a]	10,733,250
InfoSpace	250,000 [a]	9,510,000
Intersil, Cl. A	500,000	10,830,000
Jabil Circuit	325,000 [a]	8,183,500
KLA-Tencor	207,500 [a]	10,246,350
Lexmark International, Cl. A	103,500 [a]	9,990,855
Marvell Technology Group	430,000 [a]	11,481,000
Microchip Technology	335,000	10,565,900
National Semiconductor	400,000 [a]	8,796,000
Xilinx	249,500	8,310,845
		109,060,500
Utilities—4.4%
Kinder Morgan	150,000	8,893,500
PG&E	175,000 [a]	4,889,500
Sempra Energy	225,000	7,746,750
TXU	350,000	14,178,500
		35,708,250
Total Common Stocks
(cost $592,851,816)		765,731,553

			Principal
Short-Term Investments—7.3%			Amount ($)		Value ($)

U.S. Treasury Bills:
.91%, 7/1/2004			16,892,000		16,892,000
.90%, 7/8/2004			24,080,000		24,075,184
1.04%, 7/15/2004			16,702,000		16,694,317
1.05%, 7/29/2004			1,846,000		1,844,339
Total Short-Term Investments
(cost $	59,507,544)				59,505,840

Investment of Cash Collateral
for Securities Loaned—4.3%			Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $	34,826,500)		34,826,500	[c]	34,826,500

Total Investments (cost $		687,185,860)	105.7%		860,063,893
Liabilities, Less Cash and Receivables			(5.7%)		(46,209,008)
Net Assets			100.0%		813,854,885
a Non-income producing.
b	All or a portion of these securities are on loan.At June 30, 2004, the total market value of the fund's securities on loan is $33,312,205 and the total market value of the collateral held by the fund is $34,826,500.

c	Investment in affiliated money market mutual fund.

See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $33,312,205)—Note 1(b):
Unaffiliated issuers	652,359,360	825,237,393
Affiliated issuers	34,826,500	34,826,500
Cash		4,017,886
Receivable for shares of Common Stock subscribed		840,814
Dividends and interest receivable		614,917
Prepaid expenses		45,271
		865,582,781

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		750,776
Liability for securities on loan—Note 1(b)		34,826,500
Payable for investment securities purchased		15,044,717
Payable for shares of Common Stock redeemed		807,553
Accrued expenses		298,350
		51,727,896

Net Assets ($)	813,854,885

Composition of Net Assets ($):
Paid-in capital		581,181,321
Accumulated investment (loss)—net		(1,132,159)
Accumulated net realized gain (loss) on investments		60,927,690
Accumulated net unrealized appreciation
(depreciation) on investments		172,878,033

Net Assets ($)	813,854,885
Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	793,600,036	13,356,753	5,885,155	563,644	449,297
Shares Outstanding	18,156,812	309,322	136,236	12,834	10,330

Net Asset Value
Per Share ($)	43.71	43.18	43.20	43.92	43.49

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $27,138 foreign taxes withheld at source)	3,401,336
Interest	177,095
Income from securities lending	33,871
Total Income	3,612,302
Expenses:
Management fee—Note 3(a)	2,901,975
Shareholder servicing costs—Note 3(c)	1,565,581
Distribution fees—Note 3(b)	60,338
Prospectus and shareholders' reports	55,018
Registration fees	43,077
Professional fees	40,454
Custodian fees—Note 3(c)	29,767
Directors' fees and expenses—Note 3(d)	28,291
Loan commitment fees—Note 2	2,047
Miscellaneous	17,913
Total Expenses	4,744,461
Investment (Loss)—Net	(1,132,159)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	60,937,237
Net realized gain (loss) on forward currency exchange contracts	122
Net Realized Gain (Loss)	60,937,359
Net unrealized appreciation (depreciation) on investments	(14,553,730)
Net Realized and Unrealized Gain (Loss) on Investments	46,383,629
Net Increase in Net Assets Resulting from Operations	45,251,470

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment (loss)—net	(1,132,159)	(538,337)
Net realized gain (loss) on investments	60,937,359	80,299,167
Net unrealized appreciation
(depreciation) on investments	(14,553,730)	99,231,078
Net Increase (Decrease) in Net Assets
Resulting from Operations	45,251,470	178,991,908

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	—	(36,835)
Net realized gain on investments:
Class A shares	(12,670,492)	(63,117,953)
Class B shares	(191,503)	(752,879)
Class C shares	(81,221)	(289,012)
Class R shares	(8,217)	(33,160)
Class T shares	(2,341)	(8,942)
Total Dividends	(12,953,774)	(64,238,781)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	72,643,728	116,161,891
Class B shares	4,631,439	8,055,722
Class C shares	2,510,000	3,263,307
Class R shares	154,954	332,841
Class T shares	338,173	80,461
Net assets received in connection with
reorganization—Note 1:
Class A shares	—	65,639,250
Class B shares	—	542,400
Class C shares	—	155,840
Class R shares	—	6,392
Class T shares	—	23,239

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	12,001,794	59,723,600
Class B shares	175,319	690,937
Class C shares	68,894	242,985
Class R shares	8,217	33,160
Class T shares	2,425	8,942
Cost of shares redeemed:
Class A shares	(51,352,941)	(120,329,865)
Class B shares	(899,584)	(325,832)
Class C shares	(382,136)	(95,947)
Class R shares	(9,614)	(5,377)
Class T shares	(29,753)	(315)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	39,860,915	134,203,631
Total Increase (Decrease) in Net Assets	72,158,611	248,956,758

Net Assets ($):
Beginning of Period	741,696,274	492,739,516
End of Period	813,854,885	741,696,274

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Capital Share Transactions:
Class Aa
Shares sold	1,688,945	3,013,797
Shares issued in connection with reorganization—Note 1	—	1,954,622
Shares issued for dividends reinvested	278,011	1,479,212
Shares redeemed	(1,197,446)	(3,158,001)
Net Increase (Decrease) in Shares Outstanding	769,510	3,289,630

Class Ba
Shares sold	109,094	189,935
Shares issued in connection with reorganization—Note 1	—	16,171
Shares issued for dividends reinvested	4,103	17,243
Shares redeemed	(21,258)	(8,074)
Net Increase (Decrease) in Shares Outstanding	91,939	215,275

Class C
Shares sold	59,104	75,114
Shares issued in connection with reorganization—Note 1	—	4,644
Shares issued for dividends reinvested	1,611	6,063
Shares redeemed	(8,986)	(2,338)
Net Increase (Decrease) in Shares Outstanding	51,729	83,483

Class R
Shares sold	3,584	8,377
Shares issued in connection with reorganization—Note 1	—	190
Shares issued for dividends reinvested	190	819
Shares redeemed	(220)	(134)
Net Increase (Decrease) in Shares Outstanding	3,554	9,252

Class T
Shares sold	8,048	1,979
Shares issued in connection with reorganization—Note 1	—	692
Shares issued for dividends reinvested	56	222
Shares redeemed	(695)	(1)
Net Increase (Decrease) in Shares Outstanding	7,409	2,892

a During the period ended June 30, 2004, 318 Class B shares representing $13,421 were automatically converted to 314 Class A shares and during the period ended December 31, 2003, 2,297 Class B shares representing $91,131 were automatically converted to 2,289 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
June 30, 2004				Year Ended December 31,

Class A Shares	(Unaudited)		2003	2002[a]	2001	2000	1999

Per Share Data ($)
Net asset value,
beginning of period	41.91		34.94	39.54	45.51	50.67	41.31
Investment Operations:
Investment income (loss)—net [b]	(.06)		(.03)	.00[c]	(.02)	(.02)	(.04)
Net realized and unrealized
gain (loss) on investments	2.58		10.95	(4.56)	(4.37)	4.03	15.33
Total from Investment Operations	2.52		10.92	(4.56)	(4.39)	4.01	15.29
Distributions:
Dividends from
investment income—net	—		(.00)[c]	—	—	—	—
Dividends from net realized
gain on investments	(.72)		(3.95)	(.04)	(1.58)	(9.17)	(5.93)
Total Distributions	(.72)		(3.95)	(.04)	(1.58)	(9.17)	(5.93)
Redemption fee reimbursement	—		—	.00[c]	.00[c]	.00[c]	.00[c]
Net asset value, end of period	43.71		41.91	34.94	39.54	45.51	50.67

Total Return (%)	6.04[d,e]		31.68[e]	(11.55)[e]	(9.56)	8.60	37.42

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.60[d]		1.25	1.23	1.16	1.10	1.13
Ratio of net investment income
(loss) to average net assets	(.14)	[d]	(.08)	.00[f]	(.06)	(.03)	(.08)
Portfolio Turnover Rate	55.13[d]		121.01	113.51	111.66	97.33	95.49

Net Assets, end of period
($ x 1,000)	793,600		728,634	492,628	603,664	697,810	673,351
a The fund commenced offering five classes of shares on November 27, 2002.The existing shares were redesignated Class A shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Exclusive of sales charge.
f	Amount represents less than .01%.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2004	Year Ended December 31,

Class B Shares	(Unaudited)	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	41.57	34.93	35.42
Investment Operations:
Investment income (loss)—net[b]	(.22)	(.32)	.01
Net realized and unrealized
gain (loss) on investments	2.55	10.91	(.50)
Total from Investment Operations	2.33	10.59	(.49)
Distributions:
Dividends from net realized
gain on investments	(.72)	(3.95)	—
Net asset value, end of period	43.18	41.57	34.93

Total Return (%)[c]	5.64[d]	30.73	(1.38)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.99[d]	1.99	.19[d]
Ratio of net investment income
(loss) to average net assets	(.52)[d]	(.82)	.05[d]
Portfolio Turnover Rate	55.13[d]	121.01	113.51

Net Assets, end of period ($ x 1,000)	13,357	9,036	74
a From November 27, 2002 (commencement of initial offering) to December 31, 2002.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2004	Year Ended December 31,

Class C Shares	(Unaudited)	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	41.58	34.93	35.42
Investment Operations:
Investment income (loss)—net[b]	(.21)	(.31)	.03
Net realized and unrealized
gain (loss) on investments	2.55	10.91	(.52)
Total from Investment Operations	2.34	10.60	(.49)
Distributions:
Dividends from net realized
gain on investments	(.72)	(3.95)	—
Net asset value, end of period	43.20	41.58	34.93

Total Return (%)[c]	5.65[d]	30.72	(1.35)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.98[d]	1.95	.19[d]
Ratio of net investment income
(loss) to average net assets	(.50)[d]	(.78)	.08[d]
Portfolio Turnover Rate	55.13[d]	121.01	113.51

Net Assets, end of period ($ x 1,000)	5,885	3,514	36
a From November 27, 2002 (commencement of initial offering) to December 31, 2002.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2004	Year Ended December 31,

Class R Shares	(Unaudited)	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	42.04	34.96	35.42
Investment Operations:
Investment income—net[b]	.01	.09	.03
Net realized and unrealized
gain (loss) on investments	2.59	10.94	(.49)
Total from Investment Operations	2.60	11.03	(.46)
Distributions:
Dividends from net realized
gain on investments	(.72)	(3.95)	—
Net asset value, end of period	43.92	42.04	34.96

Total Return (%)	6.22[c]	31.97	(1.30)[c]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.46[c]	.93	.09[c]
Ratio of net investment income
to average net assets	.01[c]	.21	.07[c]
Portfolio Turnover Rate	55.13[c]	121.01	113.51

Net Assets, end of period ($ x 1,000)	564	390	1

a From November 27, 2002 (commencement of initial offering) to December 31, 2002.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2004	Year Ended December 31,

Class T Shares	(Unaudited)	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	41.76	34.94	35.42
Investment Operations:
Investment income (loss)—net[b]	(.11)	(.12)	.01
Net realized and unrealized
gain (loss) on investments	2.56	10.89	(.49)
Total from Investment Operations	2.45	10.77	(.48)
Distributions:
Dividends from net realized
gain on investments	(.72)	(3.95)	—
Net asset value, end of period	43.49	41.76	34.94

Total Return (%)[c]	5.89[d]	31.24	(1.35)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.75[d]	1.56	.14[d]
Ratio of net investment income
(loss) to average net assets	(.26)[d]	(.33)	.02[d]
Portfolio Turnover Rate	55.13[d]	121.01	113.51

Net Assets, end of period ($ x 1,000)	449	122	1

a From November 27, 2002 (commencement of initial offering) to December 31, 2002.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier New Leaders Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (35 million shares authorized), Class B (30 million shares authorized), Class C (15 million shares authorized), Class R (15 million shares authorized) and Class T (5 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income,expenses (other than expenses attributable to a specific class),and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

On March 28, 2003, pursuant to an Agreement and Plan of Reorganization previously approved by the fund's shareholders, all of the assets, subject to the liabilities, of Dreyfus Aggressive Growth Fund, a series of Dreyfus Growth and Value Funds, Inc., were transferred to the fund's Class A shares in exchange for shares of Common Stock of the fund of equal value. The fund's Class A shares net asset value on March 28, 2003 was $33.59 per share, and a total of 417,819 shares, representing net assets of $14,043,990 (including $268,310 net unrealized depreciation on investments), were issued to Dreyfus Aggressive Growth Fund shareholders in the exchange. The exchange was a tax free event to shareholders.

On March 28, 2003, pursuant to an Agreement and Plan of Reorganization previously approved by the fund's shareholders, all of the assets, subject to the liabilities, of Dreyfus Premier Aggressive Growth Fund, a series of Dreyfus Premier Equity Funds, Inc., were transferred to the fund in exchange for shares of Common Stock of the fund of equal value.The fund's net asset value on March 28, 2003 was $33.59 per share for Class A shares, $33.54 per share for Class B shares, $33.53 per share for Class C shares, $33.63 per share for Class R shares and $33.57 per share for Class T shares and a total of 1,536,803 Class A shares, 16,171 Class B shares, 4,644 Class C shares, 190 Class R shares and 692 Class T shares, representing net assets of $51,595,260 Class A shares, $542,400 Class B shares, $155,840 Class C shares, $6,392 Class R shares and $23,239 Class T shares (including $861,459 net unrealized depreciation on investments), were issued to Dreyfus Premier Aggressive Growth Fund shareholders in the exchange. The exchange was a tax free event to shareholders.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $3,008 during the period ended June 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments.The fund will be enti-

tled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was as follows: ordinary income $11,564,888 and long-term capital gains $52,673,893.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commit-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended June 30, 2004, the Distributor retained $51,851 and $233 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $10,525 and $2,377 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended June 30, 2004, Class B, Class C and Class T shares were charged $42,238, $17,806 and $294, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2004, Class A, Class B, Class C and Class T shares were charged $946,424, $14,080, $5,935 and $294, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2004, the fund was charged $249,761 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2004, the fund was charged $29,767 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $489,390, Rule 12b-1 distribution plan fees $11,348, shareholder services plan fees $163,021, custodian fees $6,947 and transfer agency per account fees $80,070.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange con-tracts,during the period ended June 30,2004,amounted to $408,725,263 and $412,507,089, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2004, there were no forward currency exchange contracts outstanding.

At June 30, 2004, accumulated net unrealized appreciation on investments was $172,878,033, consisting of $175,922,788 gross unrealized appreciation and $3,044,755 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 27

NOTES

For More Information

Dreyfus Premier
New Leaders Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611

By mail Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0085SA0604

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER NEW LEADERS FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	August 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	August 26, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	August 26, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)